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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 23, 1999

                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
           (Exact Name of Registrants as Specified in Their Charters)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

             333-56679                                14-1803051
           333-56679-01                               14-1801164
           333-56679-02                               14-1801165
           333-56679-03                               14-1803049
             --------                                 ----------
     (Commission File Numbers)              (I.R.S. Employer Identification
                                                       Numbers)


ONE CABLEVISION CENTER - SUITE 100
FERNDALE, NY                                                    12734
(Address of Principal Executive Offices)                        (Zip Code)



                                 (914) 295-2600
              (Registrants' telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On February 23, 1999, Renaissance Media Holdings LLC ("Holdings"), Renaissance Media Group LLC ("Group"), Charter Communications, Inc. ("Charter") and Charter Communications, LLC ("Buyer") entered into a Purchase Agreement (the "Purchase Agreement"), pursuant to which Holdings will sell, and Buyer will purchase from Holdings, all of the outstanding limited liability company interests in Group. The transaction is subject to certain conditions, including obtaining consents from certain local franchising authorities and the Federal Communications Commission (the "FCC") in connection with transfer of certain cable television franchises and FCC licenses, respectively. There can be no assurance that any of such conditions to the consummation of the transaction contemplated by the Purchase Agreement will be satisfied in a timely manner or at all. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The consummation of the transaction contemplated by the Purchase Agreement shall constitute a "Change of Control" for purposes of the Indenture dated as of April 9, 1998 by and among Group, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC, Renaissance Media Capital Corporation (collectively, the "Issuers") and United States Trust Company of New York, as Trustee, and the 10% Senior Discount Notes due 2008 issued thereunder, as a result of which the Issuers must commence an "Offer to Purchase" within thirty (30) days of the consummation of the transaction contemplated by the Purchase Agreement pursuant to Section 4.12 of the Indenture.

     The description of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.

     On February 26, 1999, Group issued a press release announcing its results for the quarter ended December 31, 1998. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein. A copy of the Audited Consolidated Financial Statements of Group for the year ended December 31, 1998 is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed herewith:

     Exhibits:

     99.1 Purchase Agreement dated as of February 23, 1999 by and among Charter Communications, Inc., Charter Communications, LLC, Renaissance Media Holdings LLC and Renaissance Media Group LLC.

     99.2 Press release of Renaissance Media Group LLC dated February 26, 1999.

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     99.3 Audited Consolidated Financial Statements of Renaissance Media Group
LLC for the year ended December 31, 1998.


     Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Purchase Agreement are omitted. The Purchase Agreement contains a list identifying the content of the exhibits and schedules thereto, and Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation agree to furnish supplementally copies of the exhibits and schedules to the Purchase Agreement to the Securities and Exchange Commission upon request.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCE MEDIA GROUP LLC


Dated March 1, 1999                    By: /s/ Mark W. Halpin
                                           --------------------------
                                           Name:  Mark W. Halpin
                                           Title: Treasurer and CFO

                                       RENAISSANCE MEDIA (TENNESSEE) LLC


Dated March 1, 1999                    By: /s/ Mark W. Halpin
                                           --------------------------
                                           Name:  Mark W. Halpin
                                           Title: Treasurer and CFO

                                       RENAISSANCE MEDIA (LOUISIANA) LLC


Dated March 1, 1999                    By: /s/ Mark W. Halpin
                                           --------------------------
                                           Name:  Mark W. Halpin
                                           Title: Treasurer and CFO

                                       RENAISSANCE MEDIA CAPITAL CORPORATION


Dated March 1, 1999                    By: /s/ Mark W. Halpin
                                           --------------------------
                                           Name:  Mark W. Halpin
                                           Title: Treasurer and CFO





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                                  EXHIBIT INDEX


     99.1 Purchase Agreement dated as of February 23, 1999 by and among Charter Communications, Inc., Charter Communications, LLC, Renaissance Media Holdings LLC and Renaissance Media Group LLC. [Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     99.2 Press release of Renaissance Media Group LLC dated February 26, 1999.

     99.3 Audited Consolidated Financial Statements of Renaissance Media Group LLC for the year ended December 31, 1998.